UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21060

                AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC
               (Exact name of registrant as specified in charter)
                                    --------


                             c/o Aetos Capital, LLC
                                875 Third Avenue
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                                 James M. Allwin
                               Aetos Capital, LLC
                               New York, NY 10022
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-201-2500

                    DATE OF FISCAL YEAR END: JANUARY 31, 2006

                   DATE OF REPORTING PERIOD: JANUARY 31, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.





AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

AETOS CAPITAL OPPORTUNITIES FUND, LLC


Financial Statements

January 31, 2006

                                TABLE OF CONTENTS

Fund Commentaries............................................................. 1
Report of Independent Registered Public Accounting Firm....................... 8
Schedules of Investments...................................................... 9
Statements of Assets and Liabilities..........................................14
Statements of Operations......................................................15
Statements of Changes in Members' Capital.....................................16
Statements of Cash Flows......................................................19
Financial Highlights..........................................................20
Notes to Financial Statements.................................................25
Managers and Officers of the Funds............................................34















The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of each period. The Funds' Forms N-Q are available on the Commission's web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-201-2500; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

                Aetos Capital Multi-Strategy Arbitrage Fund, LLC

                                 Fund Commentary
                       For the year ended January 31, 2006
                                   (Unaudited)

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC (the "Fund") allocates its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund includes allocations to event arbitrage and fixed income arbitrage managers. Event arbitrage managers seek to identify mispricings in securities that will be resolved through an anticipated event. Events can include mergers, acquisitions, spinoffs, recapitalizations and bankruptcy (either entering into bankruptcy or emerging from it). Skills required include the ability to analyze the relative value of the securities involved and the probability of the event taking place in a timely manner. Fixed income arbitrage managers seek to identify discrepancies in the prices of securities that are very closely related and arbitrage that discrepancy.

For the year ended January 31, 2006, the Fund had a total return of 6.48%.(1) For the period from commencement of investment activities on September 1, 2002 through January 31, 2006, the Fund had an average annual total return of 7.88%.(1)

The returns of the managers in our arbitrage fund generally ranged from low to high single digits, a much narrower range than in 2004 that may reflect the continued low volatility environment. Fixed income arbitrage managers fared better on average than those in the event-driven category, while our short-biased credit managers earned middling returns while helping to reduce risk in the portfolio.

Event-driven managers had an uneven year. Compelling opportunities in merger arbitrage continue to be limited and the strategy still occupies a small percentage of these managers' assets, although the average exposure has risen somewhat from 15% in 2004 to about 25% currently. Despite merger volume of $2.7 trillion worldwide in 2005, the highest level since 2000, overall spread levels widened only modestly compared to short term rates. Furthermore, high levels of cash on corporate balance sheets, low interest rates, and the flood of private equity capital meant that more deals were for cash rather than share exchanges. Our managers have preferred to focus on large and/or complex transactions that feature more attractive spreads, but in the process have been forced to concentrate their investments more than in years past. Elsewhere in event-driven portfolios, distressed allocations generally performed steadily over the course of the year, though some did experience short-term bumps around the General Motors downgrade in April. Event-oriented long/short equity strategies did well for these managers, though short books caused some pain towards year-end.




--------------------------
(1) Returns are net of expenses and fees incurred at the Fund level. The returns also reflect Fund level expenses that have been waived and/or reimbursed by the Investment Manager, if any. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

                Aetos Capital Multi-Strategy Arbitrage Fund, LLC

                       For the year ended January 31, 2006
                                   (Unaudited)

U.S. convertibles never became a compelling opportunity in 2005. Having recovered from the tumult of the first half of the year, the current pricing offers limited potential and supply seems unlikely to increase significantly. Issuers are either flush or have access to cheaper capital elsewhere in the markets. Given the disappointment of recent years, there is still a risk more capital will leave this space. However, one bright note worth highlighting in this category is an Asian convertible bond fund we added to the portfolio in late 2004. We believed that volatility would pick up in Asian markets, particularly in Japan. After suffering through some down months, the fund surged to double digit gains as realized volatility in Japan increased from 22.4% in Q1 2005 to 32.7% in Q4. The diversification of this fund's long volatility exposure to Taiwan, Korea, and India should keep it competitive in the long-term.

Fixed income arbitrage opportunities were scattered in niches throughout the credit markets in 2005. Some dislocation in the forward yield curve offered our managers ways in which to eek out returns. The growth of the credit default swap market - estimated to be fivefold over the last two years - has created more flexibility in implementing profitable capital structure arbitrage trades, particularly in emerging markets. The "slicing and dicing" of credit risk into structured products also presented residual opportunities, but most were not high return propositions.

            Aetos Capital Distressed Investment Strategies Fund, LLC

                                 Fund Commentary
                       For the year ended January 31, 2006
                                   (Unaudited)

The Aetos Capital Distressed Investment Strategies Fund, LLC (the "Fund") allocates its assets among a select group of portfolio managers across a variety of distressed investment strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund allocates to investment managers that buy the securities (generally bonds and bank loans) of companies that are in bankruptcy or in danger of bankruptcy. These managers are able to buy these securities at a discount to their eventual value because traditional fixed income portfolio managers who bought the bonds or banks that made the loans may not want to or be able to own them once they are in default. The sellers may also not have the expertise and patience to go through a lengthy restructuring process. Distressed investing involves credit analysis, legal expertise and (often) negotiating ability, as the portfolio manager must estimate the value of the claims he is buying, the likely timing and resolution of the bankruptcy process and also may be called upon to reach agreements with other claimants in order to speed the process.

For the year ended January 31, 2006, the Fund had a total return of 8.46%.(1) For the period from commencement of investment activities on September 1, 2002 through January 31, 2006, the Fund had an average annual total return of 13.43%.(1)

More buoyant equity markets and a drop in volatility benefited our distressed managers in the second half of what was otherwise a relatively tepid year. After a turbulent October that included five defaults, investors' appetite for risk reappeared. Dovish Federal Open Market Committee minutes in the wake of what were seen as easing inflationary pressures helped comfort investors.

Credit spreads and default rates are currently at historically low levels, but the large amount of high yield issuance and notable relaxation of underwriting standards should create significant opportunities when the credit cycle turns. The downgrade of General Motors' debt to below investment grade concurrent with Kirk Kerkorian's tender for General Motors equity temporarily caused some commotion in the high yield markets in the late spring, but thus far turmoil has been largely isolated to the auto sector. Later in the year, the bankruptcies of Delphi, Delta, Refco and Calpine were also headline-making events, but overall ratings actions were not severe. Despite our surprise that the weakness was contained, the tight spreads and low level of defaults appear to be at or near a cyclical trough.

Tight spreads continue to be supported by leveraged credit players, exemplified by the burgeoning European Collateralized Debt Obligation ("CDO") market. However, delays in rating changes and tamed inflationary fears have helped build investor indifference toward the risks in the system. For example, 638 European CDOs and 156 North American CDOs had exposure to Delphi bonds, but S&P only downgraded 127.


--------------------------
(1) Returns are net of expenses and fees incurred at the Fund level. The returns also reflect Fund level expenses that have been waived and/or reimbursed by the Investment Manager, if any. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

            Aetos Capital Distressed Investment Strategies Fund, LLC

                       For the year ended January 31, 2006
                                   (Unaudited)

Once multiple losses accrue in a CDO's collateral pool, though, the probability of the tranches being downgraded increases. Broad-based asset exposure to such troubled companies poses significant risk to additional credit jolts, but spreads have proven remarkably resilient thus far.

It is our experience that the weakness we have seen in the auto sector will not remain contained. The fundamentals of the high yield market appear to be weakening, which will pressure spreads to widen and increase near-term risks in the distressed market. On the calendar year, high yield mutual funds witnessed approximately $11.8 billion in outflows, almost three times the 2004 total. Supply, in the meantime has reappeared; the new issue calendar caught a second wind in November and December, and priced over $10 billion in each month. Currently, distressed managers are finding a reasonable number of opportunities but are defensively positioned as they await a more favorable environment.

                  Aetos Capital Long/Short Strategies Fund, LLC

                                 Fund Commentary
                       For the year ended January 31, 2006
                                   (Unaudited)

The Aetos Capital Long/Short Strategies Fund, LLC (the "Fund") allocates its assets among a select group of portfolio managers across a variety of long/short strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Fund is composed of managers that operate long-biased portfolios of stocks, usually based on bottom-up equity research. These portfolios generally vary from 20% to 40% net long.

For the year ended January 31, 2006, the Fund had a total return of 11.66%.(1) For the period from commencement of investment activities on September 1, 2002 through January 31, 2006, the Fund had an average annual total return of 7.93%.(1)

Performance for our long/short managers was generally strong across the board as the equity markets rewarded - to a greater degree than 2004 at least - the stock-picking skills of most of our managers. Though volatility sunk even lower, the dispersion of sector returns increased significantly and inflationary trends showed signs of testing corporate earnings. Slight volatility spikes and increased dispersion followed any signs that earnings difficulties might be a trend. Naturally, our managers with exposure to energy or utilities benefited from broad sector rallies, but success was not limited to sector allocation. Several generated meaningful returns in financials, healthcare and technology despite lackluster overall performance in those industries. A primary factor in this kind of success is a longer-term investment horizon in a market increasingly dominated by investors' need for immediate results.

Despite a global bull market in equities, the U.S. stock market lagged, with S&P delivering its lowest return (4.9%) in three years. The indices moved within a relatively narrow range, shrugging off the hurricanes, the sharp rise in energy prices and the Federal Reserve rate hikes. Value investors, in particular, struggled. The historical outperformance of value stocks over growth stocks in recent years has resulted in a dramatic narrowing of the valuation spreads between the two groups. In terms of price/earnings and price/sales, the valuations of value stocks are close to being at their most expensive level ever. Value investors are finding that traditional value screens are not generating nearly enough long ideas. The value-oriented investors in our Fund have found success in 2005 by using a broader fundamental toolkit that involves deep industry expertise and an understanding of return drivers, rather than reflexive application of traditional value-based metrics.

Though the bulk of our long/short returns were generated in the U.S., the addition of international exposure at the end of 2004 also benefited the portfolio. Asian stock markets such as Korea, Japan, and India rose greater than 40% on the year while in Europe stocks hit three-year highs. Though the magnitude of the Asian rally is eye-opening, the bullishness followed significant Gross Domestic Product growth, reform measures, and attractively priced assets across the region.


--------------------------
(1) Returns are net of expenses and fees incurred at the Fund level. The returns also reflect Fund level expenses that have been waived and/or reimbursed by the Investment Manager, if any. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

                Aetos Capital Market Neutral Strategies Fund, LLC

                                 Fund Commentary
                       For the year ended January 31, 2006
                                   (Unaudited)

The Aetos Capital Market Neutral Strategies Fund, LLC (the "Fund") allocates its capital among a select group of portfolio managers across a variety of market neutral strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund contains managers that attempt to create long and short portfolios that are roughly equal in size and therefore immune to overall stock markets movements. Often these strategies are quantitative in nature, using computer screens to pick long and short portfolios of stocks and balancing their risk exposure through optimization techniques.

For the year ended January 31, 2006, the Fund had a total return of 4.19%.(1) For the period from commencement of investment activities on September 1, 2002 through January 31, 2006, the Fund had an average annual total return of 2.61%.(1)

Earlier in 2005, a temporary return to value-based factors coupled with spikes in volatility boosted the equity-based strategies in this portfolio. However, in the third and fourth quarters, a slew of positive macroeconomic data and healthy earnings reports lifted overall equity markets, but disproportionately benefited growth and lower quality stocks. The Russell 3000 Growth index, which underperformed the Russell 3000 Value index for five of the first six months, outperformed in the last two quarters. For our equity managers in this portfolio, this development created losses in the short portfolios which are heavily slanted towards "junkier" growth stocks.

The currency and tactical asset allocation managers in this portfolio generated the bulk of the positive returns in the fiscal year. Among those strategies that performed were currency positions, Latin American equity exposures, and commodities. A long position in the Brazilian Real represented a consistently profitable position for several of our managers as the currency posted a 12% gain on the year. It was the Real's third straight annual gain and the largest increase against the dollar of the 16 major currencies. Our managers' models still indicate further upside in the currency. In other areas of our quantitative portfolios, momentum models yielded little in way of returns and tactical stock selection worked intermittently.


--------------------------
(1) Returns are net of expenses and fees incurred at the Fund level. The returns also reflect Fund level expenses that have been waived and/or reimbursed by the Investment Manager, if any. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

                      Aetos Capital Opportunities Fund, LLC

                                 Fund Commentary
                      For the period ended January 31, 2006
                                   (Unaudited)

The Aetos Capital Opportunities Fund, LLC (the "Fund") allocates its assets among a select group of portfolio managers across a variety of opportunistic strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Fund is composed of managers that operate smaller-sized, more idiosyncratic portfolios employing directional strategies or focusing on particular markets or sectors.

From the commencement of operations on May 27, 2005 through the fiscal year ended January 31, 2006, the Fund had a total return of 4.94%.(1)

We have been pleased so far with the idiosyncratic nature of the higher concentration positions and the robust portfolio construction represented in the Fund. Though the returns are less meaningful as the portfolio is maturing, it has already demonstrated a tendency to generate positive results with low correlation to the overall market, i.e. positive returns in two out of three down months for the S&P 500 since its August launch.

One of our largest and best performing positions this fiscal year was in a long/short Asia manager whose background includes over fifteen years of Japan-focused hedge fund investing. While maintaining a relatively low net exposure to a runaway Nikkei, the strategy has enjoyed significant success. However, we feel that the strategy is positioned for greater gains as the initial euphoria subsides, and rising global and Japanese interest rates lead to more divergent and fundamentally based performance in stocks.

In recent months, we added two fund exposures to our current portfolio composition with an international manager and a quantitatively-based tactical strategy. The international exposure will comprise of thematic concentrated investments across industrial, real estate, and telecom sectors in Japan and Western Europe. The quantitatively-based tactical bet seeks to exploit the valuation dichotomy between high quality and low quality stocks, favoring large capitalization U.S. companies with high economic profit, low leverage, and low earnings volatility.

These new positions should provide an attractive risk-adjusted return over a longer-term investment horizon. They complement our bullish sector specialists such as our energy fund and should provide a healthy dose of downside market protection for the overall portfolio.





--------------------------
(1) Returns are net of expenses and fees incurred at the Fund level. The returns also reflect Fund level expenses that have been waived and/or reimbursed by the Investment Manager, if any. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

             Report of Independent Registered Public Accounting Firm


To the Board of Managers and Members of:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC
Aetos Capital Distressed Investment Strategies Fund, LLC
Aetos Capital Long/Short Strategies Fund, LLC
Aetos Capital Market Neutral Strategies Fund, LLC
Aetos Capital Opportunities Fund, LLC

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in members' capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC, Aetos Capital Market Neutral Strategies Fund, LLC, and Aetos Capital Opportunities Fund, LLC (hereafter referred to as the "Funds") at January 31, 2006, and the results of each of their operations, cash flows and the changes in each of their members' capital and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments with the portfolio funds at January 31, 2006, provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include investments held by Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC, Aetos Capital Market Neutral Strategies Fund, LLC, and Aetos Capital Opportunities Fund, LLC valued at $308,817,425 (96.4% of the Fund's net assets), $61,665,640 (92.7% of the Fund's net assets), $436,162,358 (92.4% of the Fund's net assets), $85,763,127 (89.7% of the Fund's net assets), and $67,561,003
(92.7% of the Fund's net assets) respectively, at January 31, 2006, the values of which have been estimated by the Investment Manager, under general supervision of the Board of Managers, in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the difference could be material.


PricewaterhouseCoopers, LLP
New York, New York
March 31, 2006

                                 Aetos Capital Multi-Strategy Arbitrage Fund, LLC
                                             Schedule of Investments
                                                 January 31, 2006

                                Investment Strategy as a Percentage of Investments

[PIE CHART GRAPHIC OMITTED]
Plot points are as follows:

Convertible Arbitrage 6.27%
Credit Strategies 13.22%
Fixed Income Arbitrage 18.58%
Multi-Strategy/Event Arbitrage 61.93%
                                                                                                 % OF MEMBERS'
PORTFOLIO FUND NAME                                               COST                VALUE         CAPITAL*
-----------------------------------------------------------------------------------------------------------------
AQR Global Arbitrage Offshore Fund (USD), Ltd.               $  27,726,549       $  29,871,197         9.33%
Davidson Kempner Partners                                       40,000,000          43,688,712        13.64
FFIP, L.P.                                                      24,630,000          27,771,716         8.67
Ishin Fund, LLC                                                 18,000,000          19,349,165         6.04
Parsec Trading Corp.                                            13,300,000          13,242,579         4.13
Pequot Credit Opportunities Fund, L.P.                          20,000,000          20,583,383         6.43
Perry Partners, L.P.                                            34,600,000          40,955,501        12.79
Satellite Fund II, L.P.                                         25,850,000          29,918,498         9.34
South Hill Trading Corp.                                        15,000,000          16,361,721         5.11
Sowood Alpha Fund, L.P.                                         42,000,000          46,816,043        14.62
Standard Pacific Credit Opportunities Fund, L.P.                20,000,000          20,258,910         6.33
                                                             ----------------------------------------------------
    Total                                                    $ 281,106,549       $ 308,817,425        96.43%
                                                             ====================================================

*Percentages are based on Members' Capital of $320,267,207.

The aggregate cost of investments for tax purposes was $283,535,641. Net unrealized appreciation on investments for tax purposes was $25,281,784 consisting of $25,339,205 of gross unrealized appreciation and $57,421 of gross unrealized depreciation.

The investments in portfolio funds shown above, representing 96.43% of Members' Capital, have been fair valued.


                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                                                9

                             Aetos Capital Distressed Investment Strategies Fund, LLC
                                             Schedule of Investments
                                                 January 31, 2006

                               Investment Strategy as a Percentage of Investments

[PIE CHART GRAPHIC OMITTED]
Plot points are as follows:

Distressed Investments 100.00%

                                                                                                 % OF MEMBERS'
PORTFOLIO FUND NAME                                               COST                VALUE         CAPITAL*
-----------------------------------------------------------------------------------------------------------------

Aurelius Capital Partners, L.P.                              $  10,000,000       $  10,068,510        15.14%
King Street Capital, L.P.                                       11,050,000          13,137,503        19.75
Satellite Credit Opportunities Fund, Ltd.                        8,750,000          10,730,299        16.13
Silver Point Capital Fund, L.P.                                 11,100,000          15,054,663        22.64
Watershed Capital Partners, L.P.                                11,050,000          12,674,665        19.06
                                                             ----------------------------------------------------
    Total                                                    $  51,950,000       $  61,665,640        92.72%
                                                             ====================================================

*Percentages are based on Members' Capital of $66,508,356.

The aggregate cost of investments for tax purposes was $54,273,504. Net unrealized appreciation on investments for tax purposes was $7,392,136 consisting of $7,392,136 of gross unrealized appreciation and $0 of gross unrealized depreciation.

The investments in portfolio funds shown above, representing 92.72% of Members' Capital, have been fair valued.





                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                                               10



                                  Aetos Capital Long/Short Strategies Fund, LLC
                                             Schedule of Investments
                                                 January 31, 2006

                               Investment Strategy as a Percentage of Investments

[PIE CHART GRAPHIC OMITTED]
Plot points are as follows:

Low Beta/Market Neutral/Long Short 2.95%
Short Equity Investments 2.46%
Long/Short Equity Investments 94.59%

                                                                                                 % OF MEMBERS'
PORTFOLIO FUND NAME                                               COST                VALUE         CAPITAL*
-----------------------------------------------------------------------------------------------------------------

Bay Pond Partners, L.P.                                      $  32,000,000       $  45,928,097         9.73%
Bay Resource Partners, L.P.                                     20,000,000          29,193,976         6.19
Cadmus Capital Partners (QP), L.P.                              21,000,000          23,745,441         5.03
Cantillion Pacific, L.P.                                        13,000,000          16,325,605         3.46
Cantillion U.S. Low Volatility, L.P.                            12,000,000          12,878,105         2.73
Cavalry Technology, L.P.                                        38,750,000          42,469,877         9.00
The Elkhorn Fund, LLC                                           32,000,000          35,572,728         7.54
Highside Capital Partners, L.P.                                 35,000,000          36,260,392         7.68
Icarus Qualified Partners, L.P.                                 10,500,000          10,734,112         2.28
JL Partners, L.P.                                               49,820,000          59,149,871        12.54
North River Partners, L.P.                                      31,650,000          34,928,534         7.40
Standard Global Equity Partners SA, L.P.                        38,700,000          44,142,834         9.36
Viking Global Equities, L.P.                                    40,000,000          44,832,786         9.50
                                                             ----------------------------------------------------
    Total                                                    $ 374,420,000       $ 436,162,358        92.44%
                                                             ====================================================

*Percentages are based on Members' Capital of $471,815,260.

The aggregate cost of investments for tax purposes was $376,041,892. Net unrealized appreciation on investments for tax purposes was $60,120,466 consisting of $60,120,466 of gross unrealized appreciation and $0 of gross unrealized depreciation.

The investments in portfolio funds shown above, representing 92.44% of Members' Capital, have been fair valued.

                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                                               11

                                Aetos Capital Market Neutral Strategies Fund, LLC
                                             Schedule of Investments
                                                 January 31, 2006

                               Investment Strategy as a Percentage of Investments

[PIE CHART GRAPHIC OMITTED]
Plot points are as follows:

Quantitative Asset Allocation 22.07%
Multi-Strategy 25.10%
Low Beta/Market Neutral/Long Short 52.83%

                                                                                                 % OF MEMBERS'
PORTFOLIO FUND NAME                                               COST                VALUE         CAPITAL*
-----------------------------------------------------------------------------------------------------------------

AQR Absolute Return Institutional Fund, L.P.                 $  19,900,000       $  21,523,612        22.52%
Bravura 99 Fund, L.P.                                            8,682,132          10,060,907        10.52
Cantillion U.S. Low Volatility, L.P.                            27,500,000          28,902,601        30.24
GMO Market Neutral Fund (Onshore)                                6,384,310           6,342,841         6.63
GMO Mean Reversion Fund                                         16,000,000          18,933,166        19.81
                                                             ----------------------------------------------------
    Total                                                    $  78,466,442       $  85,763,127        89.72%
                                                             ====================================================

*Percentages are based on Members' Capital of $95,584,709.

The aggregate cost of investments for tax purposes was $78,012,960. Net unrealized appreciation on investments for tax purposes was $7,750,167 consisting of $7,750,167 of gross unrealized appreciation and $0 of gross unrealized depreciation.

The investments in portfolio funds shown above, representing 89.72% of Members' Capital, have been fair valued.




                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                                               12

                                      Aetos Capital Opportunities Fund, LLC
                                             Schedule of Investments
                                                 January 31, 2006

                               Investment Strategy as a Percentage of Investments

[PIE CHART GRAPHIC OMITTED]
Plot points are as follows:

Real Assets 13.58%
Credit Related 16.59%
Event-Driven 18.81%
Long/Short Equity Investments 51.02%

                                                                                                 % OF MEMBERS'
PORTFOLIO FUND NAME                                               COST                VALUE         CAPITAL*
-----------------------------------------------------------------------------------------------------------------

Avdan Partners, L.P.                                         $   5,000,000       $   4,708,763         6.46%
GMO U.S. Tactical Opportunities Fund (Onshore), L.P.             5,500,000           5,045,088         6.93
Joho Partners, L.P.                                              8,000,000           8,985,758        12.33
Pequot Short Credit Fund, L.P.                                   4,000,000           3,864,130         5.30
Phinity Partners, L.P.                                           6,000,000           6,590,163         9.05
Rimrock High Income PLUS, L.P.                                   3,500,000           3,576,595         4.91
Saras Capital Partners, L.P.                                     7,000,000           7,132,642         9.79
Scopia PX, LLC                                                   7,000,000           7,328,805        10.06
Sheffield Institutional Partners, L.P.                           5,000,000           5,378,196         7.38
Spindrift Partners, L.P.                                         8,000,000           9,175,701        12.59
Standard Pacific Asymmetric Opportunities Fund, L.P.             4,000,000           3,766,826         5.17
Venn Global Opportunities Fund L.P.                              2,000,000           2,008,336         2.76
                                                             ----------------------------------------------------
    Total                                                    $  65,000,000       $  67,561,003        92.73%
                                                             ====================================================

*Percentages are based on Members' Capital of $72,856,188.

The aggregate cost of investments for tax purposes was $65,000,000. Net unrealized appreciation on investments for tax purposes was $2,561,003 consisting of $3,676,196 of gross unrealized appreciation and $1,115,193 of gross unrealized depreciation.

The investments in portfolio funds shown above, representing 92.73% of Members' Capital, have been fair valued.

                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                               13

                                               Statements of Assets and Liabilities

                                                         January 31, 2006



                                                               AETOS CAPITAL                     AETOS CAPITAL
                                             AETOS CAPITAL      DISTRESSED      AETOS CAPITAL       MARKET
                                            MULTI-STRATEGY      INVESTMENT       LONG/SHORT         NEUTRAL        AETOS CAPITAL
                                              ARBITRAGE         STRATEGIES       STRATEGIES        STRATEGIES      OPPORTUNITIES
                                              FUND, LLC          FUND, LLC        FUND, LLC        FUND, LLC         FUND, LLC
                                        -----------------------------------------------------------------------------------------
ASSETS
Investments in portfolio funds, at cost     $281,106,549        $51,950,000     $374,420,000      $78,466,442       $65,000,000
                                        -----------------------------------------------------------------------------------------
Investments in portfolio funds, at value    $308,817,425        $61,665,640     $436,162,358      $85,763,127       $67,561,003
Cash and cash equivalents                     12,780,371          5,464,545       37,766,882       10,294,185         1,528,500
Accrued income                                    43,740             18,209          122,689           37,852            17,832
Prepaid investments                                   --                 --               --               --         4,000,000
Deferred offering costs                               --                 --               --               --            14,425
Receivable for sale of investments                    --                 --          905,124               --                --
                                        -----------------------------------------------------------------------------------------
   Total assets                              321,641,536         67,148,394      474,957,053       96,095,164        73,121,760
                                        -----------------------------------------------------------------------------------------

LIABILITIES
Sales of Interests received in advance           646,500            205,700        1,751,500          202,650           115,650
Investment manager fees payable                  204,333             42,583          301,254           61,014            46,454
Administration fees payable                       77,416             15,703          111,940           23,358            16,450
Board of Managers' fees payable                    5,475              5,475            5,475            5,475             5,475
Tax withholding payable                          310,000            300,000          820,000          140,000            25,000
Other accrued expenses                           130,605             70,577          151,624           77,958            56,543
                                        -----------------------------------------------------------------------------------------
   Total liabilities                           1,374,329            640,038        3,141,793          510,455           265,572
                                        -----------------------------------------------------------------------------------------

   NET MEMBERS' CAPITAL                     $320,267,207        $66,508,356     $471,815,260      $95,584,709       $72,856,188
                                        =========================================================================================

MEMBERS' CAPITAL
Net capital                                 $292,556,331        $56,792,716     $410,072,902      $88,288,024       $70,295,185
Net unrealized appreciation on
   investments in portfolio funds             27,710,876          9,715,640       61,742,358        7,296,685         2,561,003
                                        -----------------------------------------------------------------------------------------
   Members' Capital                         $320,267,207        $66,508,356     $471,815,260      $95,584,709       $72,856,188
                                        =========================================================================================






                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                                               14




                                                     Statements of Operations

                                          For the year or period ended January 31, 2006




                                                               AETOS CAPITAL                     AETOS CAPITAL
                                             AETOS CAPITAL      DISTRESSED      AETOS CAPITAL       MARKET
                                            MULTI-STRATEGY      INVESTMENT       LONG/SHORT         NEUTRAL        AETOS CAPITAL
                                              ARBITRAGE         STRATEGIES       STRATEGIES        STRATEGIES      OPPORTUNITIES
                                              FUND, LLC          FUND, LLC        FUND, LLC        FUND, LLC         FUND, LLC*
                                        -----------------------------------------------------------------------------------------
Investment income:
    Interest                                 $   496,725        $  183,723      $   589,437        $  300,290      $   79,237
                                        -----------------------------------------------------------------------------------------

Expenses:
    Management fees                            2,075,183           390,103        2,811,792           666,090         184,244
    Administration fees                          276,541            53,816          374,803            89,780          23,555
    Board of Managers' fees                       24,638            24,638           24,638            24,638          10,950
    Professional fees                            177,865           121,833          193,759           126,209          70,699
    Custodian fees                                31,024             8,571           40,857            12,254           3,935
    Printing fees                                 23,640            22,535           23,756            21,890              --
    Registration fees                             11,807            10,623           18,622            12,668           6,764
    Amortization of offering costs                    --                --               --                --          30,668
    Organizational costs                              --                --               --                --          20,866
    Other expenses                                 5,878             5,857            5,857             5,857           1,328
                                        -----------------------------------------------------------------------------------------
        Total expenses                         2,626,576           637,976        3,494,084           959,386         353,009
        Fund expenses reimbursed                      --          (122,324)              --           (81,486)        (91,030)
                                        -----------------------------------------------------------------------------------------
Net expenses                                   2,626,576           515,652        3,494,084           877,900         261,979
                                        -----------------------------------------------------------------------------------------
Net investment loss                           (2,129,851)         (331,929)      (2,904,647)         (577,610)       (182,742)
                                        -----------------------------------------------------------------------------------------

Net gain on portfolio funds sold                 281,749                --        1,794,958                --              --
Net change in unrealized appreciation
    on investments in portfolio funds         19,837,724         4,773,363       45,632,962         4,248,825       2,561,003
                                        -----------------------------------------------------------------------------------------

Net increase in Members' Capital
    derived from investment activities       $17,989,622        $4,441,434      $44,523,273        $3,671,215      $2,378,261
                                        =========================================================================================

*For the period May 27, 2005 (commencement of operations) through January 31, 2006.





                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                                               15


                                    Statements of Changes in Members' Capital

                            For the years ended January 31, 2005 and January 31, 2006



                                                                                         AETOS CAPITAL DISTRESSED
                                                    AETOS CAPITAL MULTI-STRATEGY           INVESTMENT STRATEGIES
                                                        ARBITRAGE FUND, LLC                      FUND, LLC
                                                  ---------------------------------  ---------------------------------



                                                          2/1/05 -        2/1/04 -           2/1/05 -         2/1/04 -
                                                          1/31/06         1/31/05            1/31/06          1/31/05
                                                  ---------------------------------  ---------------------------------
From investment activities:
   Net investment loss                                 $ (2,129,851)   $ (1,340,727)       $  (331,929)    $  (324,337)
   Net gain on portfolio funds sold                         281,749              --                 --              --
   Net change in unrealized appreciation on
    investments in portfolio funds                       19,837,724       6,931,365          4,773,363       3,931,069
                                                  ---------------------------------  ---------------------------------
       Net increase in Members' Capital
       derived from investment activities                17,989,622       5,590,638          4,441,434       3,606,732
                                                  ---------------------------------  ---------------------------------

Distributions:
   Tax withholding on behalf of foreign investors          (471,422)             --           (353,256)             --
                                                  ---------------------------------  ---------------------------------
Total distributions                                        (471,422)             --           (353,256)             --
                                                  ---------------------------------  ---------------------------------

Members' Capital transactions:
   Proceeds from sales of Interests                      84,600,699     198,877,612         14,611,996      34,412,376
   Redemptions of Interests                             (11,329,467)       (196,464)          (184,006)       (163,410)
   Transfers of Interests                               (16,486,000)      6,616,600          2,738,000      (6,780,600)
                                                  ---------------------------------  ---------------------------------
Net increase in Members' Capital derived from
    capital transactions                                 56,785,232     205,297,748         17,165,990      27,468,366
                                                  ---------------------------------  ---------------------------------
Net increase in Members' Capital                         74,303,432     210,888,386         21,254,168      31,075,098
Members' Capital at beginning of year                   245,963,775      35,075,389         45,254,188      14,179,090
                                                  ---------------------------------  ---------------------------------
Members' Capital at end of year                        $320,267,207    $245,963,775        $66,508,356     $45,254,188
                                                  =================================  =================================







                        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                                               16


                              Statements of Changes in Members' Capital (continued)

                            For the years ended January 31, 2005 and January 31, 2006



                                                                                               AETOS CAPITAL
                                                      AETOS CAPITAL LONG/SHORT                MARKET NEUTRAL
                                                        STRATEGIES FUND, LLC               STRATEGIES FUND, LLC
                                                  ---------------------------------  ----------------------------------



                                                          2/1/05 -        2/1/04 -           2/1/05 -        2/1/04 -
                                                          1/31/06         1/31/05            1/31/06         1/31/05
                                                  ---------------------------------  ---------------------------------
From investment activities:
   Net investment loss                                 $ (2,904,647)   $ (1,821,116)       $  (577,610)    $  (495,128)
   Net gain/(loss) on portfolio funds sold                1,794,958         401,496                 --         (35,660)
   Net change in unrealized appreciation on
    investments in portfolio funds                       45,632,962      14,218,146          4,248,825       2,853,177
                                                  ---------------------------------  ---------------------------------
       Net increase in Members' Capital
       derived from investment activities                44,523,273      12,798,526          3,671,215       2,322,389
                                                  ---------------------------------  ---------------------------------

Distributions:
   Tax withholding on behalf of foreign investors        (1,386,016)             --           (204,118)             --
                                                  ---------------------------------  ---------------------------------
Total distributions                                      (1,386,016)             --           (204,118)             --
                                                  ---------------------------------  ---------------------------------

Members' Capital transactions:
   Proceeds from sales of Interests                     144,104,472     255,135,361         25,303,681      65,834,326
   Redemptions of Interests                             (33,975,401)       (417,274)        (3,371,932)        (58,815)
   Transfers of Interests                                (6,788,000)        152,000        (12,043,772)         12,000
                                                  ---------------------------------  ---------------------------------
Net increase in Members' Capital derived from
    capital transactions                                103,341,071     254,870,087          9,887,977      65,787,511
                                                  ---------------------------------  ---------------------------------
Net increase in Members' Capital                        146,478,328     267,668,613         13,355,074      68,109,900
Members' Capital at beginning of year                   325,336,932      57,668,319         82,229,635      14,119,735
                                                  ---------------------------------  ---------------------------------
Members' Capital at end of year                        $471,815,260    $325,336,932        $95,584,709     $82,229,635
                                                  =================================  =================================





                        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                               17


                               Statement of Changes in Members' Capital (concluded)

                                      For the period ended January 31, 2006




                                                                             AETOS
                                                                            CAPITAL
                                                                          OPPORTUNITIES
                                                                           FUND, LLC
                                                                        ---------------



                                                                            5/27/05* -
                                                                            1/31/06
                                                                        ---------------
                      From investment activities:
                         Net investment loss                                $  (182,742)
                         Net gain on portfolio funds sold                            --
                         Net change in unrealized appreciation on
                          investments in portfolio funds                      2,561,003
                                                                        ---------------
                             Net increase in Members' Capital
                             derived from investment activities               2,378,261
                                                                        ---------------

                      Distributions:
                         Tax withholding on behalf of foreign investors         (25,000)
                                                                        ---------------
                      Total distributions                                       (25,000)
                                                                        ---------------

                      Members' Capital transactions:
                         Proceeds from sales of Interests                    39,826,616
                         Redemptions of Interests                            (1,903,461)
                         Transfers of Interests                              32,579,772
                                                                        ---------------
                      Net increase in Members' Capital derived from
                          capital transactions                               70,502,927
                                                                        ---------------
                      Net increase in Members' Capital                       72,856,188
                      Members' Capital at beginning of period                        --
                                                                        ---------------
                      Members' Capital at end of period                     $72,856,188
                                                                        ===============

                        *Commencement of operations.





                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                               18


                                             Statements of Cash Flows

                                  For the year or period ended January 31, 2006


                                                                      AETOS CAPITAL                    AETOS CAPITAL
                                                     AETOS CAPITAL      DISTRESSED     AETOS CAPITAL      MARKET
                                                     MULTI-STRATEGY     INVESTMENT      LONG/SHORT        NEUTRAL    AETOS CAPITAL
                                                       ARBITRAGE        STRATEGIES      STRATEGIES       STRATEGIES   OPPORTUNITIES
                                                       FUND, LLC        FUND, LLC       FUND, LLC        FUND, LLC      FUND, LLC*
                                                     -----------------------------------------------------------------------------
CASH FLOWS USED IN OPERATING ACTIVITIES
Purchases of Portfolio Funds                           $(65,800,000)   $(14,000,000)  $(106,900,000)    $(5,000,000)  $(65,000,000)
Sales of Portfolio Funds                                 16,281,749              --      34,294,958              --             --
Net investment loss                                      (2,129,851)       (331,929)     (2,904,647)       (577,610)      (182,742)
Adjustments to reconcile net investment loss to net
    cash used in operating activities:
       Decrease/(increase) in prepaid investments         7,000,000              --              --              --     (4,000,000)
       Increase in accrued income                           (31,523)        (13,881)       (107,009)        (27,503)       (17,832)
       Increase in receivable for sale of investments            --              --        (544,966)             --             --
       Decrease in due from investment manager                   --           3,090              --              --             --
       Increase in deferred offering costs                       --              --              --              --        (14,425)
       Increase in investment manager fees payable           74,461          42,583         126,798          37,573         46,454
       Increase in administration fees payable               43,374           9,468          66,086          11,608         16,450
       Increase in Board of Managers' fees payable            1,725           1,725           1,725           1,725          5,475
       Increase/(decrease) in other accrued expenses         14,179          (8,628)         13,205          (6,087)        56,543
                                                     -----------------------------------------------------------------------------
Net cash used in operating activities                   (44,545,886)    (14,297,572)    (75,953,850)     (5,560,294)   (69,090,077)
                                                     -----------------------------------------------------------------------------

DISTRIBUTIONS
Tax withholding on behalf of foreign investors             (161,422)        (53,256)       (566,016)        (64,118)            --
                                                     -----------------------------------------------------------------------------
Total distributions                                        (161,422)        (53,256)       (566,016)        (64,118)            --
                                                     -----------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in sales of Interests received in advance          441,529         205,700       1,553,606         202,650        115,650
Proceeds from sales of Interests                         84,600,699      14,611,996     144,104,472      25,303,681     39,826,616
Redemptions of Interests                                (11,329,467)       (184,006)    (33,975,401)     (3,371,932)    (1,903,461)
Transfers of Interests                                  (16,486,000)      2,738,000      (6,788,000)    (12,043,772)    32,579,772
                                                     -----------------------------------------------------------------------------
Net cash provided by financing activities                57,226,761      17,371,690     104,894,677      10,090,627     70,618,577
                                                     -----------------------------------------------------------------------------

Net increase in cash and cash equivalents                12,519,453       3,020,862      28,374,811       4,466,215      1,528,500
Cash and cash equivalents, beginning of period              260,918       2,443,683       9,392,071       5,827,970             --
                                                     -------------------------------------------------------------------------------
Cash and cash equivalents, end of period                $12,780,371      $5,464,545     $37,766,882     $10,294,185     $1,528,500
                                                     ===============================================================================
*For the period May 27, 2005 (commencement of operations) through January 31, 2006.



                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                               19


                                               Financial Highlights


                                                           AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC
                                                 -------------------------------------------------------------------
                                                        2/1/05 -       2/1/04 -        2/1/03 -        8/21/02* -
                                                        1/31/06        1/31/05         1/31/04         1/31/03
                                                 -------------------------------------------------------------------

Total return(1)                                           6.48%           2.98%          13.17%            4.44%

Net assets, end of period (000's)                    $ 320,267       $ 245,964       $  35,075         $  1,092

Ratios to average net assets:
    Expenses, before waivers and
       reimbursements (2)(4)                              0.95%           1.07%           5.04%           43.96% (3)
    Expenses, net of waivers and
       reimbursements (2)(4)                              0.95%           1.00%           1.13%            1.25% (3)
    Net investment loss, before waivers
       and reimbursements                                (0.77)%         (0.96)%         (4.87)%         (43.95)% (3)
    Net investment loss, net of waivers
       and reimbursements                                (0.77)%         (0.89)%         (0.96)%          (1.24)% (3)

Portfolio turnover rate (5)                               6.24%           0.00%           0.00%            0.00%

 *  Commencement of operations.
(1) Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2) Expense ratios do not reflect the Fund's proportionate share of expenses of the Portfolio Funds.
(3) Annualized.
(4) The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5) Not annualized.





                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                               20



                                          Financial Highlights (continued)


                                                       AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC
                                                 -------------------------------------------------------------------
                                                        2/1/05 -       2/1/04 -        2/1/03 -        8/21/02* -
                                                        1/31/06        1/31/05         1/31/04         1/31/03
                                                 -------------------------------------------------------------------

Total return(1)                                           8.46%          10.24%          22.13%            5.38%

Net assets, end of period (000's)                     $ 66,508        $ 45,254        $ 14,179         $  2,355

Ratios to average net assets:
    Expenses, before waivers and
       reimbursements (2)(4)                              1.24%           1.55%           7.72%           22.93% (3)
    Expenses, net of waivers and
       reimbursements (2)(4)                              1.00%           1.00%           1.18%            1.25% (3)
    Net investment loss, before waivers
       and reimbursements                                (0.88)%         (1.50)%         (7.65)%         (22.92)% (3)
    Net investment loss, net of waivers
       and reimbursements                                (0.64)%         (0.95)%         (1.11)%          (1.24)% (3)

Portfolio turnover rate (5)                               0.00%           0.00%          16.94%            0.00%

 *  Commencement of operations.
(1) Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2) Expense ratios do not reflect the Fund's proportionate share of expenses of the Portfolio Funds.
(3) Annualized.
(4) The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5) Not annualized.





                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                               21


                                          Financial Highlights (continued)


                                                             AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC
                                                 -------------------------------------------------------------------
                                                        2/1/05 -       2/1/04 -        2/1/03 -        8/21/02* -
                                                        1/31/06        1/31/05         1/31/04         1/31/03
                                                 -------------------------------------------------------------------

Total return(1)                                          11.66%           3.90%          12.88%           (0.89)%

Net assets, end of period (000's)                    $ 471,815       $ 325,337        $ 57,668         $  3,562

Ratios to average net assets:
    Expenses, before waivers and
       reimbursements (2)(4)                              0.94%           1.05%           4.09%           18.87% (3)
    Expenses, net of waivers and
       reimbursements (2)(4)                              0.94%           1.00%           1.14%            1.25% (3)
    Net investment loss, before waivers
       and reimbursements                                (0.78)%         (0.95)%         (3.96)%         (18.86)% (3)
    Net investment loss, net of waivers
       and reimbursements                                (0.78)%         (0.90)%         (1.01)%          (1.24)% (3)

Portfolio turnover rate (5)                               9.65%           4.06%           0.00%           20.87%

 *  Commencement of operations.
(1) Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2) Expense ratios do not reflect the Fund's proportionate share of expenses of the Portfolio Funds.
(3) Annualized.
(4) The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5) Not annualized.






                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                               22


                                          Financial Highlights (continued)


                                                           AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC
                                                 -------------------------------------------------------------------
                                                        2/1/05 -       2/1/04 -        2/1/03 -        8/21/02* -
                                                        1/31/06        1/31/05         1/31/04         1/31/03
                                                 -------------------------------------------------------------------

Total return(1)                                           4.19%           1.84%           2.81%            0.13%

Net assets, end of period (000's)                     $ 95,585        $ 82,230        $ 14,120         $  1,526

Ratios to average net assets:
    Expenses, before waivers and
       reimbursements (2)(4)                              1.09%           1.33%           8.79%           31.67% (3)
    Expenses, net of waivers and
       reimbursements (2)(4)                              1.00%           1.00%           1.15%            1.25% (3)
    Net investment loss, before waivers
       and reimbursements                                (0.74)%         (1.28)%         (8.69)%         (31.65)% (3)
    Net investment loss, net of waivers
       and reimbursements                                (0.65)%         (0.95)%         (1.05)%          (1.23)% (3)

Portfolio turnover rate (5)                               0.00%          45.70%           0.00%            0.00%

*   Commencement of operations.
(1) Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2) Expense ratios do not reflect the Fund's proportionate share of expenses of the Portfolio Funds.
(3) Annualized.
(4) The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5) Not annualized.






                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                               23


                                        Financial Highlights (concluded)


                                                                       AETOS CAPITAL
                                                                       OPPORTUNITIES
                                                                         FUND, LLC
                                                                    -------------------
                                                                         5/27/05* -
                                                                         1/31/06
                                                                    -------------------

                    Total return(1)                                         4.94%

                    Net assets, end of period (000's)                   $ 72,856

                    Ratios to average net assets:
                        Expenses, before waivers and
                           reimbursements (2)(4)                            1.44% (3)
                        Expenses, net of waivers and
                           reimbursements (2)(4)                            1.07% (3)
                        Net investment loss, before waivers
                           and reimbursements                              (1.11)% (3)
                        Net investment loss, net of waivers
                           and reimbursements                              (0.74)% (3)

                    Portfolio turnover rate (5)                             0.00%

 *  Commencement of operations.
(1) Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2) Expense ratios do not reflect the Fund's proportionate share of expenses of the Portfolio Funds.
(3) Annualized.
(4) The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5) Not annualized.




                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                               24


                          Notes to Financial Statements

                                January 31, 2006

1. ORGANIZATION

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC, the Aetos Capital Distressed Investment Strategies Fund, LLC, the Aetos Capital Long/Short Strategies Fund, LLC, the Aetos Capital Market Neutral Strategies Fund, LLC and the Aetos Capital Opportunities Fund, LLC (collectively the "Funds" and individually a "Fund") were formed in the state of Delaware as limited liability companies. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end, non-diversified, management investment companies. Each of the Funds is a fund-of-funds. The Funds seek capital appreciation by allocating their assets among a select group of private investment funds (commonly known as hedge funds) ("Portfolio Funds") that utilize a variety of alternative investment strategies specific for each Fund to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. Aetos Alternatives Management, LLC serves as the Investment Manager to the Funds.

The principal investment objective of each Fund is as follows:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies.

Aetos Capital Distressed Investment Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of distressed investment strategies.

Aetos Capital Long/Short Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of long/short strategies.

Aetos Capital Market Neutral Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of market neutral strategies.

Aetos Capital Opprortunities Fund, LLC (the "Opportunities Fund") seeks capital appreciation by investing its assets among a select group of alternative asset managers employing different absolute return investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital.

The Funds may offer, from time to time, to repurchase outstanding members' interests ("Interests") pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Funds' Board of Managers (the "Board") in its sole discretion. The Funds may offer to repurchase Interests four times each year, as of the last business day of March, June, September and December.

2. SIGNIFICANT ACCOUNTING POLICIES

The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Funds:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. Portfolio Valuation and Security Transactions

The net asset values of the Funds are determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Funds' Investment Manager under the general supervision of the Board. Such fair value generally represents a Fund's pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Funds. The Investment Manager considers information provided by the Portfolio Funds regarding the methods they use to value underlying investments in the Portfolio Funds in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Portfolio Fund.

C. Fund Income and Expenses

Each Fund bears its own expenses including, but not limited to: any taxes; organizational expenses; offering costs; investment-related expenses incurred by the Funds (e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, placement fees, professional fees, custody and administrative fees). Most expenses of the Funds can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or on another reasonable basis.

Interest income is recorded on an accrual basis and consists of interest earned on cash and cash equivalents.

Costs incurred in connection with the organization of the Opportunities Fund totaling $20,866 were expensed at the commencement of operations. These costs were principally comprised of legal, audit and regulatory filing fees.

Costs incurred with the initial registration and offering of Interests in the Opportunities Fund totaling $45,093 were deferred and are being amortized over a period of one year, commencing with operations.

D. Income Taxes

Each Fund intends to continue to be treated as a partnership for Federal income tax purposes. Each Member is responsible for the tax liability or benefit relating to the Member's distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. The Funds withhold and pay taxes on U.S. source income and U.S. effectively connected income, if any, allocated from Portfolio Funds to the extent such income is not exempted from withholding under the Internal Revenue Code and Regulations thereunder. The actual amount of such taxes is not known until all Form K-1s from Portfolio Funds are received, usually in the following tax year. Prior to the final determination the amount of tax is estimated based on information available. The final tax could be different from the estimated tax and the difference could be significant. Such withholdings are listed as distributions on the Statement of Changes in Members' Capital, and are allocated to the individual Members' Capital accounts to which they apply.

E.  Distribution Policy

The Funds have no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

F.  Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

G.  Cash and Cash Equivalents

The Funds treat all highly liquid financial instruments that mature within three months as cash equivalents.

3. INVESTMENT MANAGER FEE, RELATED PARTY TRANSACTIONS AND OTHER

The Funds pay the Investment Manager a monthly management fee (the "Management Fee") at the annual rate of 0.75% of the net asset value of each Fund as of the last day of the month (before any repurchases of Interests). The Investment Manager is responsible for providing day-to-day investment management services to the Funds, and for providing various administrative services to the Funds.

The Investment Manager contractually agreed to reimburse the Funds in order to limit the Funds' other expenses (defined as total operating expenses excluding the Management Fee) at 0.25% (0.35% in the case of the Opportunities Fund) of each Fund's average monthly net assets, at least until May 31, 2007.

The Investment Manager may also be paid a Program fee outside of the Funds for services rendered to investors. The Program fee is paid directly by the investors at an annual rate of up to 0.50% of an investor's assets in the Funds. The Investment Manager may also be paid an annual performance-based incentive fee outside of the Funds based on the return of an investor's account with the Investment Manager.

SEI Investments Global Funds Services (the "Administrator") provides certain administration, accounting and investor services for the Funds. In consideration for such services, each Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of 0.12% on the first $250 million of net assets, 0.10% on net assets between $250 million and $500 million and 0.08% on net assets over $500 million, and will reimburse the Administrator for certain out-of-pocket expenses.

SEI Private Trust Company acts as custodian (the "Custodian") for the Funds' assets. In consideration for such services, each Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%. Each Fund also pays the Custodian $3,000 annually to act as qualified Custodian for its Cayman feeder fund.

Each Member of the Board who is not an "interested person" of the Funds as defined by the 1940 Act receives an annual retainer of $25,000 and regular quarterly meeting fees of $2,500 per meeting (additional meeting fees are $500 per meeting). The Chairman of the audit committee receives an additional annual retainer of $1,500. Any Manager who is an "interested person" does not receive any annual or other fee from the Funds. All Managers are reimbursed by the Funds for reasonable out-of-pocket expenses.

Net profits or net losses of the Funds for each fiscal period are allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with each Member's respective investment percentage for each Fund. Net profits or net losses are measured as the net change in the value of the net assets of a Fund during a fiscal period, before giving effect to any repurchases of Interests in the Fund, and excluding the amount of any items to be allocated among the capital accounts of the Members of the Fund, other than in accordance with the Members' respective investment percentages.

4. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Funds invest trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Funds' risk of loss in these Portfolio Funds is limited to the value of these investments reported by the Portfolio Funds.

5. CONCENTRATION OF RISK

The Funds invest primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value. The Funds invest in a limited number of Portfolio Funds. Such concentration may result in additional risk.

Various risks are also associated with an investment in the Funds, including risks relating to the multi-manager structure of the Funds, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.  INVESTMENT TRANSACTIONS

For the year ended January 31, 2006, purchases and sales of investments were as follows:

FUND                                                         PURCHASES                SALES
----------------------------------------------------------------------------------------------
Aetos Capital Multi-Strategy Arbitrage Fund, LLC            $ 65,800,000         $16,281,749
Aetos Capital Distressed Investment Strategies Fund, LLC      14,000,000                  --
Aetos Capital Long/Short Strategies Fund, LLC                106,900,000          34,294,958
Aetos Capital Market Neutral Strategies Fund, LLC              5,000,000                  --
Aetos Capital Opportunities Fund, LLC                         65,000,000                  --

7. INVESTMENTS

As of January 31, 2006, collectively the Funds had investments in forty-five Portfolio Funds, none of which were related parties. The following table lists the Funds' investments in Portfolio Funds as of January 31, 2006. The agreements related to investments in Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1.0% to 2.0% (per annum) of the net assets and incentive fees or allocations of 10% to 20% of net profits earned. The Portfolio Funds provide for periodic redemptions, with lock-up provisions ranging from 3 months to 2 years from initial investment. The liquidity provisions shown in the table apply after any applicable lock-up provisions.

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC
                                                                                             FAIR VALUE    % OF MEMBERS'
PORTFOLIO FUND NAME                                              STRATEGY                    1/31/2006       CAPITAL     LIQUIDITY
------------------------------------------------------------------------------------------------------------------------------------
AQR Global Arbitrage Offshore Fund (USD), Ltd.        Multi-Strategy/Event Arbitrage       $ 29,871,197         9.33 %   Quarterly
Davidson Kempner Partners                             Multi-Strategy/Event Arbitrage         43,688,712        13.64     Quarterly
FFIP, L.P.                                                Fixed Income Arbitrage             27,771,716         8.67       Annual
Ishin Fund, LLC                                           Convertible Arbitrage              19,349,165         6.04       Annual
Parsec Trading Corp.                                      Fixed Income Arbitrage             13,242,579         4.13      Monthly
Pequot Credit Opportunities Fund, L.P.                      Credit Strategies                20,583,383         6.43       Annual
Perry Partners, L.P.                                  Multi-Strategy/Event Arbitrage         40,955,501        12.79       Annual
Satellite Fund II, L.P.                               Multi-Strategy/Event Arbitrage         29,918,498         9.34       Annual
South Hill Trading Corp.                                  Fixed Income Arbitrage             16,361,721         5.11      Monthly
Sowood Alpha Fund, L.P.                               Multi-Strategy/Event Arbitrage         46,816,043        14.62       Annual
Standard Pacific Credit Opportunities Fund, L.P.            Credit Strategies                20,258,910         6.33       Annual
                                                                                          --------------------------
                                                                                           $308,817,425        96.43%
                                                                                          --------------------------


                                                                              30


                    Notes to Financial Statements (continued)

7. INVESTMENTS (CONTINUED)

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC
                                                                                             FAIR VALUE    % OF MEMBERS'
PORTFOLIO FUND NAME                                            STRATEGY                      1/31/2006        CAPITAL    LIQUIDITY
-------------------------------------------------------------------------------------  ---------------------------------------------
Aurelius Capital Partners, L.P.                         Distressed Investments             $ 10,068,510        15.14%   Semi-Annual
King Street Capital, L.P.                               Distressed Investments               13,137,503        19.75     Quarterly
Satellite Credit Opportunities Fund, Ltd.               Distressed Investments               10,730,299        16.13      Annual
Silver Point Capital Fund, L.P.                         Distressed Investments               15,054,663        22.64      Annual
Watershed Capital Partners, L.P.                        Distressed Investments               12,674,665        19.06     Quarterly
                                                                                          --------------------------
                                                                                           $ 61,665,640        92.72%
                                                                                          --------------------------

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC
                                                                                             FAIR VALUE    % OF MEMBERS'
PORTFOLIO FUND NAME                                            STRATEGY                      1/31/2006        CAPITAL    LIQUIDITY
------------------------------------------------------------------------------------------------------------------------------------
Bay Pond Partners, L.P.                              Long/Short Equity Investments         $ 45,928,097         9.73%   Semi-Annual
Bay Resource Partners, L.P.                          Long/Short Equity Investments           29,193,976         6.19       Annual
Cadmus Capital Partners (QP), L.P.                   Long/Short Equity Investments           23,745,441         5.03     Quarterly
Cantillion Pacific, L.P.                             Long/Short Equity Investments           16,325,605         3.46     Quarterly
Cantillion U.S. Low Volatility, L.P.               Low Beta/Market Neutral/Long Short        12,878,105         2.73     Quarterly
Cavalry Technology, L.P.                             Long/Short Equity Investments           42,469,877         9.00       Annual
The Elkhorn Fund, LLC                                Long/Short Equity Investments           35,572,728         7.54     Quarterly
Highside Capital Partners, L.P.                      Long/Short Equity Investments           36,260,392         7.68       Annual
Icarus Qualified Partners, L.P.                         Short Equity Investments             10,734,112         2.28       Annual
JL Partners, L.P.                                    Long/Short Equity Investments           59,149,871        12.54     Quarterly
North River Partners, L.P.                           Long/Short Equity Investments           34,928,534         7.40     Quarterly
Standard Global Equity Partners SA, L.P.             Long/Short Equity Investments           44,142,834         9.36       Annual
Viking Global Equities, L.P.                         Long/Short Equity Investments           44,832,786         9.50       Annual
                                                                                          --------------------------
                                                                                           $436,162,358        92.44%
                                                                                          --------------------------

AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC
                                                                                             FAIR VALUE    % OF MEMBERS'
PORTFOLIO FUND NAME                                            STRATEGY                      1/31/2006        CAPITAL    LIQUIDITY
------------------------------------------------------------------------------------------------------------------------------------
AQR Absolute Return Institutional Fund, L.P.                 Multi-Strategy                $ 21,523,612        22.52%    Quarterly
Bravura 99 Fund, L.P.                              Low Beta/Market Neutral/Long Short        10,060,907        10.52     Quarterly
Cantillion U.S. Low Volatility L.P.                Low Beta/Market Neutral/Long Short        28,902,601        30.24     Quarterly
GMO Market Neutral Fund (Onshore)                  Low Beta/Market Neutral/Long Short         6,342,841         6.63     Quarterly
GMO Mean Reversion Fund                              Quantitative Asset Allocation           18,933,166        19.81     Quarterly
                                                                                           --------------------------
                                                                                           $ 85,763,127        89.72%
                                                                                           --------------------------


                                                                                                           31


                    Notes to Financial Statements (continued)

7. INVESTMENTS (CONTINUED)

AETOS CAPITAL OPPORTUNITIES FUND, LLC
                                                                                       FAIR VALUE    % OF MEMBERS'
PORTFOLIO FUND NAME                                        STRATEGY                    1/31/2006        CAPITAL     LIQUIDITY
------------------------------------------------------------------------------------------------------------------------------
Avdan Partners, L.P.                            Long/Short Equity Investments         $ 4,708,763         6.46%      Annual
GMO U.S. Tactical Opportunities
     Fund (Onshore), L.P.                       Long/Short Equity Investments           5,045,088         6.93       Monthly
Joho Partners, L.P.                             Long/Short Equity Investments           8,985,758        12.33     Semi-Annual
Pequot Short Credit Fund, L.P.                          Credit Related                  3,864,130         5.30      Quarterly
Phinity Partners, L.P.                          Long/Short Equity Investments           6,590,163         9.05      Quarterly
Rimrock High Income PLUS, L.P.                          Credit Related                  3,576,595         4.91      Quarterly
Saras Capital Partners, L.P.                    Long/Short Equity Investments           7,132,642         9.79        Annual
Scopia PX, LLC                                           Event-Driven                   7,328,805        10.06      Quarterly
Sheffield Institutional Partners, L.P.                   Event-Driven                   5,378,196         7.38        Annual
Spindrift Partners, L.P.                                 Real Assets                    9,175,701        12.59     Semi-Annual
Standard Pacific Asymmetric
     Opportunities Fund, L.P.                           Credit Related                  3,766,826         5.17        Annual
Venn Global Opportunities Fund L.P.             Long/Short Equity Investments           2,008,336         2.76      Quarterly
                                                                                    --------------------------
                                                                                     $ 67,561,003        92.73%
                                                                                    --------------------------


8. SUBSEQUENT EVENTS

Through March 1, 2006, the Funds received the following contributions:

FUND                                                                   AMOUNT
--------------------------------------------------------------------------------
Aetos Capital Multi-Strategy Arbitrage Fund, LLC                    $6,125,238
Aetos Capital Distressed Investment Strategies Fund, LLC             3,363,938
Aetos Capital Long/Short Strategies Fund, LLC                       14,829,238
Aetos Capital Market Neutral Strategies Fund, LLC                      403,825
Aetos Capital Opportunities Fund, LLC                               13,149,388

and paid no redemptions.

                    Notes to Financial Statements (concluded)

9. COMMITMENTS

At January 31, 2006, the Funds had made commitments to purchase underlying funds as follows:

  FUND                                                                 AMOUNT
  ------------------------------------------------------------------------------
  Aetos Capital Multi-Strategy Arbitrage Fund, LLC                 $       --
  Aetos Capital Distressed Investment Strategies Fund, LLC                 --
  Aetos Capital Long/Short Strategies Fund, LLC                            --
  Aetos Capital Market Neutral Strategies Fund, LLC                        --
  Aetos Capital Opportunities Fund, LLC
     GMO U.S. Tactical Opportunities Fund (Onshore), L.P.           1,000,000
     Pequot Short Credit Fund, L.P.                                 1,000,000
     Phinity Partners, L.P.                                         1,000,000
     Scopia PX, LLC                                                 1,000,000
                                                                 --------------
                                                                    4,000,000

                                    Managers and Officers of the Funds (unaudited)

                                                                                              NUMBER OF FUNDS IN
                   POSITION(S)  LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST 5        THE FUND COMPLEX
 NAME, ADDRESS(1),  HELD WITH     TIME        YEARS/OTHER DIRECTORSHIPS(3) HELD BY BOARD           OVERSEEN BY
        AGE           FUNDS     SERVED(2)                  MEMBER                                   MANAGER(4)
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT
MANAGERS:
-------------------------------------------------------------------------------------------------------------------
                                              Senior Vice President, Mercantile
                                              Bankshares, February 2003-Present;
                                              Partner and Manager of Fixed Income,
                                              Brown Investment Advisory and Trust Co.,
                                              April 2000-December 2002; Partner,
                                              Miller Anderson & Sherrerd/Morgan
Ellen Harvey                      Since       Stanley Dean Witter Investment
51                   Manager       2002       Management, October 1984-January 2000.                    5
-------------------------------------------------------------------------------------------------------------------
                                              Consultant, Promontory Financial Group,
                                              March 2005-Present; Chairman, Atlantic
                                              Whitehall Funds, January 2004-Present;
                                              Managing Director and Chief Legal Officer,
Pierre de Saint                               iFormation Group, November 2000-November
    Phalle                       Since        2003; Partner, Davis Polk & Wardwell,
57                   Manager      2002        January 1983-October 2000.                                5
-------------------------------------------------------------------------------------------------------------------
                                              Chairman and Chief Investment Officer,
                                              First Western Investment Management,
                                              September 2002-Present; President and
Warren J. Olsen                  Since        CEO, IBJ Whitehall Asset Management Group,
49                   Manager      2003        May 1999-February 2002.                                    5
-------------------------------------------------------------------------------------------------------------------
INTERESTED
MANAGERS:
-------------------------------------------------------------------------------------------------------------------
                                              Chief Executive Officer,  Aetos Capital,
                                              LLC, March 1999-Present;  Advisory Director,
                   Manager and                Morgan Stanley Dean Witter & Co., January
                    Chairman                  1999-September 1999; President, Morgan
James M. Allwin(5)     of        Since        Stanley Dean Witter Investment Management,
52                  the Board     2002        1996-January 1999.                                         5
-------------------------------------------------------------------------------------------------------------------
                                              Co-President and Chief Operating Officer,
                                              Aetos Alternatives Management and Managing
                                              Director, Aetos Capital, LLC, March 2000-
                                              Present; Managing Director, Morgan Stanley
                                              Dean Witter & Co. and President, Morgan
                                              Stanley Institutional Funds, June 1998-March
Michael Klein(6)   Manager and   Since        2000; Principal, Morgan Stanley Dean Witter
47                  President     2003        & Co., August 1997-December 1999.                          5
-------------------------------------------------------------------------------------------------------------------


                                                                                                                  34


                                   Managers and Officers of the Funds (unaudited) (continued)


                                                                                              NUMBER OF FUNDS IN
                   POSITION(S)  LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST 5        THE FUND COMPLEX
 NAME, ADDRESS(1),  HELD WITH     TIME        YEARS/OTHER DIRECTORSHIPS(3) HELD BY BOARD           OVERSEEN BY
        AGE           FUNDS     SERVED(2)                  MEMBER                                   MANAGER(4)
-------------------------------------------------------------------------------------------------------------------
OFFICERS:
-------------------------------------------------------------------------------------------------------------------
                                              Managing Director, Aetos Capital, LLC,
                                              October 2001-Present; Chief Investment
                                              Officer, Stanford Management Company,
                                              November 1998-September 2001;
                      Chief                   Managing Director of Investment Policy
Anne Casscells      Investment   Since        Research, Stanford University, April 1996-
47                    Officer     2002        October 1998.                                            N/A
-------------------------------------------------------------------------------------------------------------------
                                              Vice President, Aetos Capital, LLC, August
                                              2004-Present; Client Portfolio Manager,
                                              GE Asset Management, 2002-July 2004;
                                              Manager of Fund Operations, GE Asset
Scott Sawyer                     Since        Management 2000-2002; Audit Manager,
37                  Treasurer     2004        PricewaterhouseCoopers LLP,  1998-2000.                  N/A
-------------------------------------------------------------------------------------------------------------------
                                              General Counsel and Managing Director,
                                              Aetos Capital, LLC, March 2001-Present;
                      Vice                    President, Morgan Stanley Institutional
                    President                 Funds, March 2000-March 2001; Managing
Harold J. Schaaff      and       Since        Director, Morgan Stanley Dean Witter
45                  Secretary     2002        & Co., December 1999-March 2001.                         N/A
-------------------------------------------------------------------------------------------------------------------

(1) Each Manager can be contacted by writing to Aetos Capital, LLC 875 Third Avenue, New York, NY 10022.
(2) Each Manager holds office until the next meeting of shareholders at which Managers are elected following his or her election or appointment and until his successor has been elected and qualified.
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities
    Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(4) The "Fund Complex" consists of all registered investment companies for which Aetos Alternatives Management, LLC or any of its affiliates serves as investment adviser.
(5) Mr. Allwin is considered to be an "interested person" of the Fund as defined in the 1940 Act because he is Chief
    Executive Officer of Aetos Capital, LLC.
(6) Mr. Klein is considered to be an "interested person" of the Fund as defined in the 1940 Act because he is a
    Managing Director of Aetos Capital, LLC.
For more information regarding the Managers and Officers, please refer to the Statement of Additional Information.



                                                                                                                  35

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's President and Treasurer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's Board of Managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Warren J. Olsen. Mr. Olsen is independent as defined in Form N-CSR Item 3(a)(2).


ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers ("PwC") Related to the Fund.

PwC billed the Fund aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

                                       FISCAL 2006                                            FISCAL 2005

                                       All fees and     All other fees                       All fees and     All other fees
                                       services to     and services to                       services to     and services to
                     All fees and        service           service         All fees and        service           service
                   services to the   affiliates that   affiliates that   services to the   affiliates that   affiliates that
                    Fund that were         were        did not require   Trust that were         were        did not require
                     pre-approved      pre-approved      pre-approval      pre-approved      pre-approved      pre-approval
(a)     Audit
        Fees(1)        $24,200              $0                $0             $21,600              $0                $0

(b)     Audit-
        Related           $0                $0                $0                $0                $0                $0
        Fees

(c)     Tax
        Fees (2)       $25,650              $0                $0             $22,850              $0                $0

(d)     All
        Other             $0                $0                $0                $0                $0                $0
        Fees


     Notes:
     (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
     (2) Tax fees relate to preparation of federal and state tax returns.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services (including tax services) to be provided to the Fund and all non-auditing services to be provided to the Fund's investment adviser (or any affiliate thereof that provides ongoing services to the Fund) if such services relate directly to operations and financial reporting of the Fund.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                                               FISCAL 2006       FISCAL 2005
                Audit-Related Fees                  0%               0%
                Tax Fees                            0%               0%
                All Other Fees                      0%               0%


(f)      Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for Fiscal 2006 and Fiscal 2005, respectively.

(h)      Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       AETOS ALTERNATIVES MANAGEMENT, LLC
                               PROXY VOTING POLICY

I.       INTRODUCTION

         This policy sets forth Aetos Alternatives Management, LLC ("AAM") policies and procedures for voting proxies with respect to portfolio securities held in the accounts for which AAM provides discretionary investment management services and for which AAM has the explicit authority to vote their proxies. The policy will be reviewed and, if necessary, updated periodically to address new or revised proxy voting issues as they arise.

         As an investment manager for various clients, including clients governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), AAM may vote proxies as part of its authority to manage, acquire and dispose of client account assets, unless the "named fiduciary" for an ERISA account has explicitly reserved the authority for itself, or in the case of an account not governed by ERISA, the client investment management agreement does not provide that AAM will vote proxies. When voting proxies for client accounts, AAM will make voting decisions solely in the best interests of its clients and its ERISA plan clients and beneficiaries and participants, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. In fulfilling its obligations to its clients, AAM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

II.      ROUTINE CORPORATE MATTERS

         AAM will generally, although not always, vote in support of management on matters which are common management-sponsored initiatives, provided that, in AAM's opinion, approval of such initiatives will not detract from the economic value of the company's securities held in AAM client accounts. These matters are set out below:

         (i)      Appointment or election of auditors;
         (ii)     Routine elections or re-elections of directors;
         (iii)    Director's liability and indemnification;
         (iv)     General updating/corrective amendments to charter;
         (v)      Name changes;
         (vi)     Elimination of cumulative voting; and
         (vii)    Elimination of preemptive rights.

III.     ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT

         A. AAM will generally, although not always, vote in support of management initiatives which may have a substantive financial or best interest impact, provided that, in AAM's opinion, approval of such initiatives will not detract from the economic value of the company's securities held in AAM client accounts. These matters are set out below:

                  (i) Capitalization changes which eliminate other classes of stock and voting rights;
                  (ii) Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization;
                  (iii) Stock purchase plans with an exercise price of not less than 85% of fair market value;
                  (iv) Stock option plans that are incentive based and not excessive;
                  (v) Other stock-based plans which are appropriately structured;
                  (vi)   Reductions in supermajority vote requirements; and
                  (vii)  Adoption of anti-greenmail provisions.

         B. AAM will generally not vote in support of management on certain issues which have a potential substantive financial or best interest impact when AAM believes that approval of the proposal may negatively impact the economic value of the company's securities held in AAM client accounts. These matters are set out below:

                  (i) Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders;
                  (ii) Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders;
                  (iii) Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers;
                  (iv) Amendments to by-laws which would require supermajority shareholder votes to pass or repeal certain provisions;
                  (v)    Classified boards of directors;
                  (vi) Reincorporation into a state which has more stringent anti-takeover and related provisions;
                  (vii) Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding;

                  (viii) Excessive compensation or non-salary compensation
                         related proposals;
                  (ix) Change-in-control provisions in non-salary compensation plans, employment contracts and severance agreements that benefit management and would be costly to shareholders if triggered; and
                  (x) "Other business as properly comes before the meeting" proposals which give a blank check to those acting as proxy.

IV.      SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

         AAM, believing that management's job is to handle ordinary business matters, and not wanting to arbitrarily impose a judgment on such matters, usually votes with management on these proposals. Third party analyses of these issues are taken into account. If an issue will, in our view negatively impact the investment merits of a company, we will oppose it.

V.       CONFLICT OF INTERESTS

         Situations may arise where there are material conflicts between AAM's interest and those of its advisory clients. AAM may resolve potential conflicts by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting: (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter do not involve the exercise of discretion on the part of AAM; or (3) using the recommendations of an independent third party.

VI.      PROXY VOTING RECORD RETENTION

         AAM retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients' requests for proxy voting information; and (5) any documents prepared by or on behalf of AAM that were material in making decisions on how to vote. AAM retains the above-mentioned records for a minimum of five years.

VII.     PROXY ADMINISTRATION

         AAM's internal Proxy Committee (the "Committee") develops the firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Committee, comprised of the Chief Investment Officer, Chief Operating Officer, and General Counsel, analyzes types of proposals based on whether they would adversely affect shareholder's interests and make a company less attractive to own. In evaluating proxy proposals each year, the Committee relies upon our own knowledge of each company and its management, independent research provided by third parties, and information presented by company managements and shareholder groups.

         Once the Committee establishes its recommendations, they are distributed to AAM's Portfolio Management Group as voting guidelines. Ultimately, the investment professional primarily accountable for a portfolio is responsible for votes on companies in that portfolio. Most vote consistent with AAM's guidelines. Occasionally, some will take an independent view on certain issues and vote differently. When an investment professional casts votes which are counter to the Committee's guidelines, they are required to document their reasons in writing for the Committee. Annually, the Board of Managers of the AAM Funds will review AAM's proxy voting process, policies, and voting records.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)
INVESTMENT MANAGEMENT TEAM

NAME & TITLE (YEARS OF SERVICE)
Anne Casscells                                                     Managing Director and Chief Investment
Managing Director and Chief Investment Officer, Aetos              Officer, Aetos Alternatives Management, LLC
Alternatives Management, LLC (4)                                   and Managing Director, Aetos Capital, LLC,
                                                                   October 2001-Present; Chief Investment
                                                                   Officer, Stanford Management Company,
                                                                   November 1998-September 2001; Managing
                                                                   Director of Investment Policy Research,
                                                                   Stanford University, April 1996-October 1998.

James Gibbons                                                      Managing Director and Portfolio Manager, Aetos
Managing Director and Portfolio Manager, Aetos Alternatives        Alternatives Management LLC, July 2002 -
Management, LLC (4)                                                Present;  Senior Vice President, Evaluation
                                                                   Associates Capital Markets, January 1998 - June
                                                                   2002.

Michael Klein                                                      Co-President, Aetos Alternatives Management,
Managing Director, Aetos Alternatives Management, LLC (4)          LLC and Managing Director, Aetos Capital, LLC,
                                                                   March 2000-Present; Managing Director, Morgan
                                                                   Stanley Dean Witter & Co. and President, Morgan
                                                                   Stanley Institutional Funds, June 1998-March
                                                                   2000; Principal, Morgan Stanley Dean Witter &
                                                                   Co., August 1997-December 1999.

Jeffrey Mora                                                       Managing Director and Portfolio Manager, Aetos
Managing Director and Portfolio Manager, Aetos Alternatives        Alternatives Management LLC, November 2001 -
Management, LLC (4)                                                Present;  Portfolio Manager - Alternative
                                                                   Assets, Northwestern University, April 1994 -
                                                                   October 2001.

(a)(2)(i), (ii), (iii)

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of January 31, 2006.

                                                                                                Total Assets in
                                                                               Number of        Accounts where
                                                                             Accounts where     Advisory Firm's
            Anne Casscells                                                  Advisory Firm's     Fee is Based on
            James Gibbons                              Total Assets in      Fee is Based on         Account
            Jeffrey Mora                 Number of         Accounts             Account           Performance
            Michael Klein                Accounts        ($ million)          Performance         ($ million)
Registered Investment Companies            None              N/A                  N/A                 N/A
Other Pooled Investment Vehicles           None              N/A                  N/A                 N/A
Other Accounts                               7              $1,900                 6                $1,550

(a)(2)(iv)

MATERIAL CONFLICTS OF INTEREST

The Investment Manager manages multiple accounts for multiple clients. In addition to the Funds, these other accounts may include separate accounts, collective trusts, or offshore funds. The Investment Manager manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. The Investment Manager has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(a)(3)

DESCRIPTION OF COMPENSATION

Professionals employed by the Investment Manager are subject to a compensation structure that includes base salary and a discretionary bonus. Bonuses are variable and depend on many factors, including firm, business unit and individual performance relative to established benchmarks and criteria. Individuals that consistently exceed performance objectives are eligible for promotions and/or equity participation in the firm. Officers are also eligible to share in the net profits of the business under a profit participation plan. Participation amounts are determined on the basis of performance and contribution. In addition, all managing directors of the Investment Manager have a common equity membership in Aetos Capital, LLC.

(a)(4)

OWNERSHIP OF SECURITIES

As of January 31, 2006 the portfolio managers owned Interests of the Funds as follows:

    Anne Casscells                $50,001-100,000
    Jeffrey J. Mora                  $1-10,000
    James Gibbons                 $50,001-100,000
    Michael Klein                       None

(b)  Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable as Interests of the Fund are not registered pursuant to Section 12 of the Exchange Act.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no matters submitted to a vote of Security Holders during the covered period.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                   Aetos Capital Market Neutral Strategies Fund, LLC


By (Signature and Title)*      /s/ Michael F. Klein
                               ---------------------------
                               Michael F. Klein, President

Date: 3/31/06





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*      /s/ Michael F. Klein
                               ---------------------------
                               Michael F. Klein, President

Date: 3/31/06


By (Signature and Title)*      /s/ Scott D. Sawyer
                               --------------------------
                               Scott D. Sawyer, Treasurer

Date: 3/31/06

* Print the name and title of each signing officer under his or her signature.